EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPAL INCOME FUND

Supplement to Prospectus dated August 1, 2016 and

Summary Prospectus dated August 1, 2016

At a meeting held on June 14 and 15, the Fund’s Board of Trustees approved the establishment of a record date and a special meeting of shareholders to be held on or about October 6, 2016 to consider  (i) approving a change to the Fund’s principal investment strategy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax ( the “80% Policy”) from its current 80% Policy to invest at least 80% of its net assets (plus any borrowings for investment purposes) in municipal obligations that are exempt from regular federal income tax and Massachusetts state personal income taxes and (ii) approving a new investment advisory and administrative agreement.

If the foregoing proposals are approved by shareholders, the current advisory agreement will be terminated and the new agreement will become effective as soon as practicable following the special meeting (or any adjournment thereof).

Upon shareholder approval of the Fund’s new 80% Policy and investment advisory and administrative agreement, the Fund will:

•

change its name to the Eaton Vance Short Duration Municipal Opportunities Fund;

•

change its investment objective to seeking to maximize after-tax total return;

•

change its limit on below investment grade investments to up to 50% of the Fund’s net assets;

•

change its dollar-weighted average portfolio duration to less than 4.5 years; and

•

add disclosure regarding the Fund’s ability to invest up to 20% of its net assets in taxable municipal and U.S. government obligations.

Additional information about the proposed changes will be contained in proxy materials which are expected to be mailed on or about August 15, 2016 to shareholders of record on August 2, 2016.

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